UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

 ARATANA THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Aratana Therapeutics, Inc.
PROXY STATEMENT
Annual Meeting of Stockholders

June 6, 2019
8:00 a.m. (Central Time)

Aratana therapeutics, inc.

11400 TOMAHAWK CREEK PARKWAY, Suite 340, LEAWOOD, KANSAS 66211

April 19,  2019

Dear Fellow Stockholders:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders of Aratana Therapeutics, Inc. at 8:00 a.m. Central Time, on Thursday,  June 6,  2019, at the Company’s principal executive offices located at 11400 Tomahawk Creek Parkway, Leawood, Kansas 66211.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. If you would like to attend the Annual Meeting, you must call 1-913-353-1023 no later than 5:00 p.m. Central Time on June 4,  2019 to have your name placed on the attendance list. Please see the section called “Who Can Attend the 2019 Annual Meeting of Stockholders?” on page 3 of the proxy statement for more information about how to attend the meeting in person.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Craig A. Tooman

President and Chief Executive Officer

Table of Contents  continued

Certain Relationships	33

Section 16(a) Beneficial Ownership Reporting Compliance	34

Compensation Committee Interlocks and Insider Participation	35

Stockholders’ Proposals	36

Other Matters	36

Solicitation of Proxies	37

Aratana’s Annual Report on Form 10-K	38

Notice of Annual Meeting of Stockholders

To Be Held Thursday,  June 6, 2019

Aratana therapeutics, inc.

11400 tomahawk creek parkway, Suite 340, leawood, kansas 66211

The Annual Meeting of Stockholders (the “Annual Meeting”) of Aratana Therapeutics, Inc., a Delaware corporation (the “Company”), will be held at the Company’s principal executive offices located at 11400 Tomahawk Creek Parkway, Leawood, Kansas 66211 on Thursday,  June 6, 2019, at 8:00 a.m. Central Time, for the following purposes:

➊

To elect Craig A. Barbarosh, Esq., David L. Brinkley, Robert P. Roche, Jr. and Craig A. Tooman, as Class III Directors to serve until the 2022 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

➋	To approve, in an advisory vote, our named executive officers’ compensation;
➌	To approve, in an advisory vote, the frequency, in future years, of an advisory vote on the compensation of our named executive officers;
➍	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and
➎	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our Common Stock as of the close of business on April 10, 2019 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be open to the examination of any stockholder at our principal executive offices at 11400 Tomahawk Creek Parkway, Suite 340, Leawood, Kansas 66211 for a period of ten days prior to the Annual Meeting and on the day of the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

John C. Ayres

Secretary

Leawood, Kansas

April 19, 2019

Proxy Statement

Aratana therapeutics, inc.

11400 Tomahawk creek parkway, suite 340, leawood, kansas 66211

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Aratana Therapeutics, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Thursday,  June 6,  2019 (the “Annual Meeting”), at the Company’s principal executive offices located at 11400 Tomahawk Creek Parkway, Leawood, Kansas 66211 at 8:00 a.m. Central Time, and at any continuation, postponement, or adjournment of the Annual Meeting. Holders of record of shares of Common Stock, $0.001 par value (“Common Stock”), as of the close of business on April 10,  2019 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were approximately 48,969,728 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2018 (the “2018 Annual Report”) will be released on or about April 22, 2019 to our stockholders on the Record Date.

In this proxy statement, “Aratana”, “Company”, “we”, “us”, and “our” refer to Aratana Therapeutics, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY,  JUNE 6,  2019

This Proxy Statement and our 2018 Annual Report to Stockholders are available at http://www.proxyvote.com

Stockholders may receive directions to attend the meeting in person by calling 1-913-353-1023.

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

➊

To elect Craig A. Barbarosh, Esq., David L. Brinkley, Robert P. Roche, Jr. and Craig A. Tooman, as Class III Directors to serve until the 2022 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

➋	To approve, in an advisory vote, our named executive officers’ compensation;
➌	To approve, in an advisory vote, the frequency, in future years, of an advisory vote on the compensation of our named executive officers;
➍	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and
➎	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

➊	FOR the election of Craig A. Barbarosh, Esq., David L. Brinkley, Robert P. Roche, Jr. and Craig A. Tooman, as Class III Directors;
➋	FOR the approval of the “say-on-pay” advisory vote;
➌	FOR holding the “say-on-pay” frequency advisory vote every “One Year”; and
➍	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because Aratana’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Aratana is making this proxy statement and its 2018 Annual Report available to its stockholders electronically via the Internet. On or about April 22, 2019, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2018 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2018 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, contact Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Internet Notices or proxy materials for your household, please contact Broadridge at the above phone number or address.

Questions and Answers about the 2019 Annual Meeting of Stockholders

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 10, 2019. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 48,969,728 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions.  If your shares are held in street name, you may not vote your shares in person at the Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who can attend the 2019 Annual Meeting of Stockholders?

You may attend the Annual Meeting only if you are an Aratana stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. If you would like to attend the Annual Meeting, you must call 1-913-353-1023 no later than 5:00 p.m. Central Time on June 4, 2019 to have your name placed on the attendance list. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver's license). If your bank or broker holds your shares in street name, you will also be required to present proof of beneficial ownership of our Common Stock on the Record Date, such as the Internet Notice you received from your bank or broker, or a bank or brokerage statement or a letter from your bank or broker showing that you owned shares of our Common Stock at the close of business on the Record Date.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, (i) the Chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Questions and Answers about the 2019 Annual Meeting of Stockholders

How do I vote?

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote in person. If you are a stockholder of record, there are three ways to vote by proxy:

•	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card; or
•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 5,  2019.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank or broker to obtain a legal proxy and bring it to the Annual Meeting in order to vote.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;
•	by granting a subsequent proxy through the Internet or telephone;
•	by giving written notice of revocation to the Secretary of Aratana prior to or at the Annual Meeting; or
•	by voting in person at the Annual Meeting.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Questions and Answers about the 2019 Annual Meeting of Stockholders

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Votes Withheld, Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2:	The affirmative vote of the holders of a majority in voting power of the votes cast is required to approve, on a non-binding basis, this proposal.	Votes withheld and broker non-votes will have no effect.
Proposal 3:

The option of one year, two years or three years that receives a majority of votes cast at the Annual Meeting will be the frequency for the advisory vote that has been recommended by stockholders.  In the event that no option receives a majority of votes cast, the Company will consider the option that receives the most votes to be the option selected by stockholders.

Votes withheld and broker non-votes will have no effect.
Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

What is an abstention and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors (Proposal No. 1), or an “abstention,” in the case of the proposal regarding the say-on-pay vote (Proposal No. 2), the say on frequency vote (Proposal No. 3) or the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 4), represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors and abstentions have no effect on the ratification of the appointment of PricewaterhouseCoopers LLP.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 4), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors (Proposal No. 1), the say-on-pay vote (Proposal No. 2) and the say on frequency vote (Proposal No. 3). Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the 2019 Annual Meeting of Stockholders?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED On—PROPOSAL 1

Election of Directors

At the Annual Meeting, four  (4) Class III Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2022 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors.  Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

As set forth in our Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. In accordance with our Restated Certificate of Incorporation and Amended and Restated Bylaws, on March 14, 2019, the Board authorized a decrease in the size of the Board from ten (10) to nine  (9) directors. Also on that date, former Class I Director Laura A. Brege resigned from the Board.

The current class structure is as follows: Class I, whose term will expire at the 2020 Annual Meeting of Stockholders and whose subsequent term will expire at the 2023 Annual Meeting of Stockholders; Class II, whose term will expire at the 2021 Annual Meeting of Stockholders and whose subsequent term will expire at the 2024 Annual Meeting of Stockholders; and Class III, whose term currently expires at the 2019 Annual Meeting of Stockholders and whose subsequent term will expire at the 2022 Annual Meeting of Stockholders. The current Class I Directors are Lowell W. Robinson and Wendy L. Yarno; the current Class II Directors are Irvine “Irv” O. Hockaday, Jr., Esq., Merilee Raines and John Vander Vort, Esq.; and the current Class III Directors are Craig A. Barbarosh, Esq., David Brinkley, Robert P. Roche, Jr. and Craig A. Tooman.

Our Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.

There are no family relationships among any of our executive officers or directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented thereby for the election as Class III Directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

Vote Required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

PROPOSAL 1 – ELECTION OF DIRECTORS

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of the below Class III Director nominees.

NOMINEES FOR CLASS III DIRECTORS (current TERMS TO EXPIRE AT THE 2019 ANNUAL MEETING)

The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class III Directors are as follows:

Name	Age	Served as a Director Since	Positions with Aratana
Craig A. Barbarosh, Esq.	51	2018	Director
David L. Brinkley	61	2014	Director
Robert P. Roche, Jr.	63	2014	Director
Craig A. Tooman	53	2019	President, Chief Executive Officer and Director

The principal occupations and business experience, for at least the past five years, of each Class III Nominee for election at the 2019 Annual Meeting are as follows:

CRAIG A. BARBAROSH, ESq.	Age 51

Craig A. Barbarosh, Esq. has been a member of our Board of Directors since May 2018. Mr. Barbarosh has been a partner at the international law firm of Katten Muchin Rosenman LLP since June 2012, where he also serves as a member of its Board of Directors. From 1999 until June 2012, Mr. Barbarosh was a partner of the international law firm of Pillsbury Winthrop Shaw Pittman LLP, where he began his career as an associate in 1992. Mr. Barbarosh has served as a Director of Nextgen Healthcare, Inc. (formerly known as Quality Systems, Inc.) since September 2009, where he also serves as Vice Chairman of the Board of Directors, chair of the compensation committee and a member of the special transactions committee. He has also served as a Director of Sabra Health Care REIT, Inc. since November 2010, where he also serves as chair of its audit committee and a member of its compensation committee. Mr. Barbarosh previously served as a Director of BioPharmX Corporation from January 2016 to October 2016, and Bazaarvoice, Inc. from September 2017 until February 2018 when Bazaarvoice was acquired by Marlin Equity Partners. Mr. Barbarosh holds a J.D. from the University of the Pacific, McGeorge School of Law and a B.A. in Business Economics from the University of California at Santa Barbara. We believe that Mr. Barbarosh is qualified to serve on our Board based on his experience as a practicing attorney and his prior public company board experience.

David l. brinkley	Age 61

David L. Brinkley has been a member of our Board of Directors since March 2014. Mr. Brinkley worked for Theravance, Inc., a publicly-traded biopharmaceutical company, from 2000 to 2013, most recently as the Head of Business Development from November 2008 to July 2013. Mr. Brinkley had previously served as Senior Vice President, Commercial Development at Theravance from September 2000 through December 2007, when he left to start a consulting practice. From 1996 to 2000 he served as Worldwide Team Leader for Viagra at Pfizer Inc., leading the team that had full responsibility for the global launch and marketing of Viagra. Mr. Brinkley joined Pfizer in 1995 through its acquisition of SmithKline Beecham’s Animal Health operations and was Director of New Product Planning before leading the Viagra launch team. Mr. Brinkley held various management positions with SmithKline Animal Health from 1983 to 1995. Mr. Brinkley previously served on the Board of Directors of Ziarco Pharma Ltd., a privately-held pharmaceutical company. Mr. Brinkley holds an M.A. with honors in International Economics from the School of Advanced International Studies of the Johns Hopkins University and a B.A. in International Relations from Kent State University, where he graduated with University Honors. We believe Mr. Brinkley is qualified to serve on our Board due to his extensive leadership experience in the biopharmaceutical industry, including his roles at Theravance and Pfizer.

PROPOSAL 1 – ELECTION OF DIRECTORS

rOBERT P. ROCHE, JR.	Age 63

Robert P. Roche, Jr. has been a member of our Board of Directors since June 2014. Mr. Roche is the founding member of Robert Roche Associates, LLC, a consulting firm providing guidance to the pharmaceutical and healthcare industries. Mr. Roche created this firm upon his retirement from Cephalon, Inc., a biopharmaceutical company, in February 2010. Mr. Roche joined Cephalon in January 1995 as the Vice President of Sales and Marketing and was named Executive Vice President, Worldwide Pharmaceutical Operations of Cephalon in 2005. Before joining Cephalon, Mr. Roche served as Director and Vice President, Worldwide Strategic Product Development, for SmithKline Beecham’s central nervous system and gastrointestinal products business. Mr. Roche also was Managing Director of SmithKline’s pharmaceutical operations in the Philippines. Prior to that, he held senior marketing positions in Canada and Spain and had product planning responsibilities for SmithKline in Latin America. Mr. Roche began his pharmaceutical career in 1982 with SmithKline as a United States pharmaceutical sales representative. Mr. Roche has served as a Director of Antares Pharma, Inc., a publicly-traded specialty pharmaceutical company, since July 2013 and is currently a member of its governance and nominating committee and audit committee. In December 2016, Mr. Roche was appointed as a Director of Egalet Corporation, a publicly-traded specialty pharmaceutical company focused on innovative treatments of pain and other conditions, and is currently a member of its compensation committee and nominating and corporate governance committee. Mr. Roche is also currently a Director of Paragon Bioservices, Inc., a privately-held contract development and manufacturing organization. He formerly served as a Director of EKR Therapeutics until its acquisition in 2012, NuPathe Inc. until its acquisition in February 2014 and Civitas Therapeutics until its acquisition in November 2014. He also serves on the boards of Bryn Mawr Hospital and Westtown School. Mr. Roche earned his B.A. from Colgate University and his M.B.A. from The Wharton School at the University of Pennsylvania. We believe Mr. Roche is qualified to serve on our Board due to his executive and board leadership experience in the global pharmaceutical industry and his extensive commercial operations and product launch background.

Craig A. Tooman	Age 53

Craig A. Tooman has served as our President and Chief Executive Officer and a member of our Board of Directors since January 17, 2019. Mr. Tooman previously served as our Chief Financial Officer from November 2013 to February 2019 and our Treasurer from January 2014 to February 2019. He was a member of our Board of Directors from April 2012 to November 2013, before accepting the CFO role. Mr. Tooman previously served as the Chief Executive Officer of Avanzar Medical, Inc., a privately-held company focused on commercial oncology opportunities, from February 2012 until November 2014. Mr. Tooman was also the founder and principal of Stockbourne LLC, a firm that provides strategic business and financial advisory services, a position he held from January 2011 to November 2013. From July 2010 to January 2011, Mr. Tooman was the Senior Vice President of Finance and Chief Financial Officer of Ikaria Inc., a biotherapeutics company. From January 2005 to July 2010, Mr. Tooman was the Executive Vice President of Finance and Chief Financial Officer at Enzon Pharmaceuticals, a biopharmaceutical company. Prior to that, Mr. Tooman was the Senior Vice President of Strategic Planning and Corporate Communications at ILEX Oncology, Inc. and the Vice President of Investor Relations at Pharmacia Corporation. Mr. Tooman previously served on the Board of Directors of Insite Vision Incorporated, a publicly-traded ophthalmological company, from September 2011 to November 2015. Mr. Tooman also served on the Board of Directors and as chair of the audit committee of Xanodyne Pharmaceuticals Inc., a privately-held specialty pharmaceutical company, from October 2007 until it was acquired in June 2013 upon the sale of its commercial assets. He has a B.A. in Economics from Kalamazoo College and M.B.A. in Finance from the University of Chicago. We believe Mr. Tooman is qualified to serve on our Board based on his strong background in finance and investor relations and his extensive executive leadership experience in the pharmaceutical and biotechnology industries, including his service as a public company director and in various executive officer roles.

PROPOSAL 1 – ELECTION OF DIRECTORS

Continuing Members of the Board of Directors:

CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2020 ANNUAL MEETING)

The current members of the Board of Directors who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Positions with Aratana
Lowell W. Robinson	70	2018	Director
Wendy L. Yarno	64	2013	Chairperson of the Board

The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:

lowell w. robinson	Age 70

Lowell W. Robinson has been a member of our Board of Directors since May 2018. Mr. Robinson is an experienced former executive with over thirty years of senior global strategic, financial, operational and governance experience. From 2006 through 2009, Mr. Lowell served in various roles for MIVA, Inc., an online advertising network, including Chief Financial Officer, Chief Operating Officer and Chief Administrative Officer. Prior to that, Mr. Robinson served as the President of LWR Advisors, LLC, a strategic and financial consulting services firm, from 2002 to 2006. Previously, he served as the Chief Financial Officer and Chief Administrative Officer at HotJobs.com Ltd., an online recruiting and job search engine, from 2000 to 2002 when HotJobs.com Ltd. was sold to Yahoo! Inc. Mr. Robinson has also held senior financial positions at Advo, Inc., Citigroup Inc. and Kraft Foods Inc. Mr. Robinson previously served as a director of each of EVINE Live Inc. (March 2014 to June 2018), SITO Mobile, Ltd. (April 2017 to June 2017), Higher One Holdings, Inc. (June 2014 to August 2016), Support.com, Inc. (March 2016 to June 2016), The Jones Group, Inc. (2005 to April 2014) and International Wire Group, Inc. (2003 to 2009). Mr. Robinson’s prior board experience also includes serving as a director of each of Independent Wireless One Corp., Diversified Investment Advisors Inc. and Edison Schools Inc. He is also on the board of the New York Academy of Sciences and the advisory board for the University of Wisconsin Economics Department, and previously served on the boards of The Council for Economic Education, The Metropolitan Opera Guild, The Smithsonian Libraries and the University of Wisconsin School of Business. Mr. Robinson earned his M.B.A. from Harvard Business School and B.A. in Economics from the University of Wisconsin. We believe that Mr. Robinson is qualified to serve on our Board because of his extensive executive experience in corporate finance, financial reporting and strategic planning, as well as his significant experience serving as a director of public companies.

wendy l. yarno	Age 64

Wendy L. Yarno has been a member of our Board of Directors since October 2013 and since August 2015 has served as the Chairperson of the Board. Ms. Yarno retired in September 2008 from Merck & Co., Inc. following a 26-year career there in commercial and human resource positions of increasing seniority, most recently Executive Vice President and Chief Marketing Officer before she retired. In that role, Ms. Yarno led a global organization charged with all aspects of supporting pre-and post-launch commercialization of pharmaceuticals in more than 20 therapeutic areas. Prior to this role, she served as General Manager, Cardiovascular/Metabolic United States Business Unit, where she had P&L responsibility for Merck’s largest therapeutic area, and as Senior Vice President, Human Resources. Ms. Yarno currently serves on the board of directors of publicly-traded biopharmaceutical companies MyoKardia, Inc., Global Blood Therapeutics, Inc., Inovio Therapeutics, Inc. and Alder Biopharmaceuticals, Inc. Ms. Yarno has served as a Director for both Myokardia and Alder Biopharmaceuticals since March 2017. She serves as a member of the compensation committee and audit committee for MyoKardia and chair of the nominating and governance committee and a member of the compensation committee for Alder. Since December 2017, she has served as a Director for both Global Blood Therapeutics and Inovio Therapeutics. She serves as a member of the compensation committee and nominating and governance committee and chair of the commercial committee for Global Blood Therapeutics and as chair of the compensation committee and a member of the audit committee and nominating and governance committee for Inovio. Ms. Yarno served as a Director and member of the governance and nominating committee and compensation committee of St. Jude Medical, Inc., a Fortune 500 medical device company, from April 2002 until January 2017 when St. Jude Medical was acquired by Abbott Laboratories. She served as a Director and member of the governance and nominating committee and audit committee as well as the chair of the compensation committee of Medivation, Inc., a publicly-traded biopharmaceutical company, from April 2013 until September 2016 when Medivation was acquired by Pfizer Inc. Ms. Yarno also served as a Director and member of the compensation committee of Durata Therapeutics, Inc., a publicly-traded pharmaceutical company, from August 2014 until November 2014 when Durata was acquired by Actavis plc. Ms. Yarno received a B.S. in Business Administration from Portland State University and an M.B.A from Temple University. We believe Ms. Yarno is qualified to serve on our Board based on her extensive experience in commercialization of pharmaceutical products and in human resource management in the pharmaceutical industry and her service on the boards of multiple life sciences companies.

PROPOSAL 1 – ELECTION OF DIRECTORS

CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2021 ANNUAL MEETING)

The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Positions with Aratana
Irvine “Irv” O. Hockaday, Jr., Esq.	82	2014	Director
Merilee Raines	63	2014	Director
John Vander Vort, Esq.	54	2012	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

iRVINE "iRV" o. hOCKADAY, jR., eSQ.	Age 82

Irvine “Irv” O. Hockaday, Jr., Esq. has been a member of our Board of Directors since August 2014. Mr. Hockaday is the retired President and Chief Executive Officer of Hallmark Cards, Inc. Prior to joining Hallmark in 1983, Mr. Hockaday served as President and Chief Executive Officer of Kansas City Southern Industries, Inc. He was a member of the Hallmark Board of Directors from 1978 through 2001. Mr. Hockaday has been on the Board of Directors of the Estee Lauder Companies, Inc. since 2001 and is currently lead Director and chair of its audit committee. Mr. Hockaday is a former Director or Lead Director of Crown Media Holdings, Inc., Dow Jones & Company, Inc., Ford Motor Company and Sprint Nextel Corporation. He currently holds various civic positions including trustee of the Hall Family Foundation and board member of BioNexus KC (formerly known as the Kansas City Area Life Sciences Institute), the Kansas City Symphony and has previously served as chairman of the board of the Tenth District Federal Reserve Bank. He graduated with an A.B. in English from Princeton University in 1958 and from the University of Michigan Law School with a J.D. in 1961. We believe Mr. Hockaday is qualified to serve on our Board due to his extensive experience as a Chief Executive Officer and board member of public companies.

mERILEE rAINES	Age 63

Merilee Raines has been a member of our Board of Directors since February 2014. Ms. Raines served as Chief Financial Officer of IDEXX Laboratories, Inc., a publicly-traded company providing diagnostic and IT products and services primarily to the companion animal health market, from October 2003 until her retirement in May 2013. Ms. Raines also served as Executive Vice President of IDEXX Laboratories from July 2012 to May 2013, and as Corporate Vice President, Finance of IDEXX Laboratories from May 1995 to July 2012. Ms. Raines has served as a Director of Watts Water Technologies, Inc., a publicly-traded manufacturer of products and systems focused on control, conservation and quality of water, since 2011, where she is currently a member of its nominating and corporate governance committee and chair of its audit committee. She is also a Director of Benchmark Electronics, Inc., a publicly-traded worldwide provider of engineering services, integrated technology solutions and electronic manufacturing services for complex products, since May 2018, where she is currently a member of its audit committee and nominating/governance committee. Ms. Raines also currently serves on the board of directors of privately-held companies such as Excelitas Technologies Corporation, in which she chairs its audit committee, and Dead River Company, in which she serves as a member of its finance committee and risk management committee. Ms. Raines previously served as a Director of Affymetrix, Inc., a publicly-traded provider of life sciences products and molecular diagnostic products, from January 2015 until April 2016 when Affymetrix was acquired by Thermo Fisher Scientific, Inc. Ms. Raines also served as a Director of PetVet Care Centers, a privately-held operator of a network of veterinary hospitals from April 2016 until February 2018 when PetVet Care was acquired by KKR. Ms. Raines earned a bachelor’s degree in mathematics from Bowdoin College and an M.B.A. from the University of Chicago. We believe Ms. Raines is qualified to serve on our Board based on her experience as an executive of a public company in the animal health industry and her extensive financial expertise, including her role as Chief Financial Officer of IDEXX Laboratories and her service on the audit committee of Watts Water Technologies.

PROPOSAL 1 – ELECTION OF DIRECTORS

jOHN vANDER VORT, ESQ.	Age 54

John Vander Vort, Esq. has been a member of our Board of Directors since September 2012. Mr. Vander Vort is currently a Managing Director at Pilot House Associates, LLC, a family investment office based in Boston which he joined in September 2014. Prior to this role, Mr. Vander Vort was a Managing Director and the Chief Operating Officer of Charlesbank Capital Partners, a private equity firm. Mr. Vander Vort joined Charlesbank in September 2013 from MPM Asset Management LLC, a venture capital firm, where he served as a Managing Director, the Chief Operating Officer and the Chief Compliance Officer since May 2005, and he served on the Board of Directors of MPM Acquisition Corp., a public shell company, from February 2008 to November 2010. Prior to joining MPM Asset Management, from May 2003 until May 2005, he worked as Portfolio Manager for DuPont Capital Management. Prior to that, he was a General Partner and co-founder of BlueStream Ventures, a venture capital firm. Previously, he was a Managing Director at Dain Rauscher Wessels (now the Royal Bank of Canada), where he was the head of the West Coast networking and communications investment banking group and served as an advisor to leading venture-backed technology companies. Mr. Vander Vort began his career as a corporate transaction attorney in the San Francisco office of Cooley Godward, where he represented venture capital firms and venture-backed companies. Mr. Vander Vort earned his B.A. from Amherst College and his J.D. from The University of Chicago Law School. We believe Mr. Vander Vort is qualified to serve on our Board because of his background in venture capital, significant legal experience and business acumen.

PROPOSAL 2

Advisory Vote to Approve NEO Compensation

As required by Section 14A of the Exchange Act, the Company is providing its stockholders with the opportunity to cast an advisory vote on executive compensation as described below. The Company believes that it is appropriate to seek the views of stockholders on the design and effectiveness of the Company’s executive compensation program.

Our compensation program is designed to motivate, attract and retain the services of quality executives upon whose judgment, interest and special effort the successful conduct of the Company’s operation is largely dependent and to promote the success and enhance the value of the Company by linking the individual interests of the executives to those of our stockholders and by providing such executives with an incentive for outstanding performance to generate superior returns to our stockholders.  Our executive compensation program is administered by the Compensation Committee of our Board of Directors and is more fully described in “Committees of the Board - Compensation Committee” and “Executive and Director Compensation” below. We encourage you to carefully consider the entire compensation program in connection with your decision to vote on this proposal.

We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this proxy statement. Accordingly, we are asking you to approve the following resolution:

RESOLVED, that the compensation paid to the named executive officers of Aratana Therapeutics, Inc., as disclosed in the 2019 Proxy Statement of Aratana Therapeutics, Inc. pursuant to Item 402 of SEC Regulation S-K hereby is approved.

This vote is advisory and therefore not binding on the Company, the Company’s Compensation Committee, or the Board of Directors. However, the Board of Directors and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the NEO compensation as disclosed in this proxy statement, we will consider those stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

 Vote Required

The affirmative vote of the holders of a majority in voting power of the votes cast is required to approve, on a non-binding basis, this proposal.  Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of SEC Regulation S-K.

PROPOSAL 3

Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Compensation

As described in Proposal No. 2 above, our stockholders are being provided the opportunity to cast an advisory vote on the Company’s executive compensation program. The advisory vote on executive compensation described in Proposal 2 above is referred to as a “say-on-pay vote.”

This Proposal 3 affords stockholders the opportunity to cast an advisory vote on how often the Company should include a say-on-pay vote in its proxy materials for future annual stockholder meetings (or special stockholder meetings for which the Company must include executive compensation information in the proxy statement for that meeting). Under this Proposal 3, stockholders may vote to have the say-on-pay vote every year, every two years or every three years or may abstain.

The Company believes that say-on-pay votes should be conducted every year so that stockholders may annually express their views on our executive compensation program. The Compensation Committee of the Board of Directors, which administers the Company’s executive compensation program, values the opinions expressed by stockholders in these votes and will continue to consider the outcome of these votes in making its decisions on executive compensation.

For the purposes of the non-binding advisory vote on this Proposal 3, the Company will take into consideration the stockholder vote on each of the alternatives set forth in the proxy card with respect to this proposal.

Vote Required

The option of one year, two years or three years that receives a majority of votes cast at the Annual Meeting will be the frequency for the advisory vote that has been recommended by stockholders.  In the event that no option receives a majority of votes cast, the Company will consider the option that receives the most votes to be the option selected by stockholders.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote for holding the “say-on-pay” frequency advisory vote every “One Year.”

PROPOSAL 4

Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of PricewaterhouseCoopers LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

PricewaterhouseCoopers LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2018. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services.  A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of PricewaterhouseCoopers LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2019. Even if the appointment of PricewaterhouseCoopers LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of the Company.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of PricewaterhouseCoopers LLP, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm.

Report of the Audit Committee of the Board of Directors

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with the management of the Company and the Company’s independent registered public accounting firm the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2018, and the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s audit of internal control over financial reporting. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also meets periodically with management and, with and without management present, the independent registered public accounting firm and the Company’s internal auditors to discuss the Company’s disclosure controls and procedures, internal control over financial reporting, and the overall quality of the Company’s financial reporting.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence.

Based on its discussions with management and the independent registered public accounting firm and its review of the representations and information provided by management and the independent registered public accounting firm referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.

Laura A. Brege (Chairperson)*

David L. Brinkley

Lowell W. Robinson

This Audit Committee Report is not deemed “soliciting material” and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

*    Ms. Brege was a member of the Audit Committee at the time of preparation of the Report of the Audit Committee of the Board of Directors contained herein but, as disclosed above, resigned from the Board of Directors and the Audit Committee effective March 14, 2019.  Mr. Robinson was appointed as Chairperson of the Audit Committee, effective March 14, 2019.  John Vander Vort, Esq. was appointed to the Audit Committee, effective March 14, 2019, but did not take part in the reviews and discussions referred to in this Report of the Audit Committee of the Board of Directors.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of PricewaterhouseCoopers LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2018	2017
Audit Fees	$848,250	$629,007
All Other Fees	2,782	2,782
Total Fees	$851,032	$631,789

Audit Fees

Audit fees consist of fees for the audit of our consolidated financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements.

All other fees

All other fees comprise fees for access to the PricewaterhouseCoopers LLP online accounting and financial reporting research tools. These fees were pre-approved by the Audit Committee.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage PricewaterhouseCoopers LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by PricewaterhouseCoopers LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval.  For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.  All such factors will be considered as a whole, and no one factor should necessarily be determinative.  On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by PricewaterhouseCoopers LLP without first obtaining specific pre-approval from the Audit Committee.  The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

Named Executive Officers

The following table identifies our named executive officers for 2018:

Name	Age	Position
Steven St. Peter, M.D.[1]	52	Former President, Chief Executive Officer and Director
Craig A. Tooman[2]	53	President, CEO and Director (Former CFO and Treasurer)
Brent Standridge[3]	61	Former Chief Operating Officer

________________

[1]

Steven St. Peter was one of our founders and served as our President and Chief Executive Officer from September 2012 to January 17, 2019.  He was a member of our Board of Directors from December 2010 until January 17, 2019 and served as the Chairman of our Board of Directors from December 2010 to September 2012. Dr. St. Peter was a managing director of MPM Asset Management LLC from January 2004 to May 2012, where he focused his investments on both venture and buyout transactions across the pharmaceuticals and medical technology industries. He has previous investment experience from Apax Partners and The Carlyle Group, two private equity firms. Dr. St. Peter was previously an assistant clinical professor of medicine at Columbia University. He received his M.D. from Washington University and completed his residency and fellowship at the Hospital of the University of Pennsylvania. Prior to his medical training, he was an investment banker at Merrill Lynch. Dr. St. Peter also holds an M.B.A. from the Wharton School of Business at the University of Pennsylvania and a B.A. in Chemistry from the University of Kansas. Dr. St. Peter previously served as a director of PharmAthene, Inc., a publicly-traded biodefense company, from August 2007 through May 2017 as a member of its governance and nominating committee. Dr. St. Peter has also served as a member of the Board of Directors of BioNexus KC (formerly known as the Kansas City Area Life Sciences Institute) since March 2014 and as a member of the Board of Directors of the Greater Kansas City Foundation since November 2015. Dr. St. Peter’s previous board experience includes MPM Acquisition Corp., Proteon Therapeutics, Inc., Rhythm Pharmaceuticals, Inc. and Syndax Pharmaceuticals, Inc.

[2]	See biography on page 8 of this proxy statement.
[3]

Brent Standridge served as our Chief Operating Officer from July 1, 2016 through December 31, 2018. Prior to accepting the Chief Operating Officer role, Mr. Standridge served as a consultant to the Company from January 2016 through June 2016. Previously, Mr. Standridge formed a consulting business, providing commercial and operations-related services to animal health companies, including from July 2010 to May 2014, serving as a commercial consultant for Putney, Inc., a privately-held pet pharmaceutical company. Prior to that, he worked for Fort Dodge Animal Health, a global manufacturer of animal health products and division of Wyeth, from 1982 until February 2010, where he held numerous sales and marketing positions including Senior Vice President of Sales and Marketing, North America from 1999 until February 2010. During his career with Fort Dodge, Mr. Standridge was responsible for developing and building species-specific sales forces to maximize company sales, fully leverage marketing initiatives and provide optimal customer service as well as being instrumental in the acquisition and integration of several companies and business units. Mr. Standridge earned a Bachelor of Science in Animal Science and Agricultural Economics from The Ohio State University.

None of our named executive officers is related to any other executive officer or to any of our directors.

Corporate Governance

General

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investors” page of our website located at www.aratana.com, or by writing to our Secretary at our offices at 11400 Tomahawk Creek Parkway, Suite 340, Leawood, Kansas 66211.

board composition

Our Board of Directors currently consists of nine members: Craig A. Barbarosh, Esq., David L. Brinkley, Irvine “Irv” O. Hockaday, Jr., Esq., Merilee Raines, Lowell W. Robinson, Robert P. Roche, Jr., Craig A. Tooman, John Vander Vort, Esq. and Wendy L. Yarno. As set forth in our Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.

Key Developments

Former director Laura A. Brege resigned from the Board, effective March 14, 2019. In connection with the resignation, the Board decreased its size from ten to nine directors. The Board also appointed Mr. Vander Vort to the Audit Committee of the Board and appointed Mr. Robinson as Chair of the Audit Committee of the Board.

director independence

All of our current directors, other than Craig A. Tooman, qualify as “independent” in accordance with the listing requirements of The Nasdaq Global Market (“Nasdaq”).  Laura A. Brege also qualified as independent while she served on our Board.  The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us.  In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.  Mr. Tooman is not independent because he is the President and Chief Executive Officer of Aratana.  There are no family relationships among any of our directors or executive officers.

CORPORATE GOVERNANCE

Director Candidates

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board (although the Board may also consider candidates recommended by a majority of the independent directors in a vote in which only independent directors participate). To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as a director.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, electing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills.  The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Aratana Therapeutics, Inc., 11400 Tomahawk Creek Parkway, Suite 340, Leawood, Kansas 66211. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Stockholders

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate. Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairperson of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors in writing: c/o Secretary, Aratana Therapeutics, Inc., 11400 Tomahawk Creek Parkway, Suite 340, Leawood, Kansas 66211.

Board Leadership Structure and Role in Risk Oversight

Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairperson of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company.  At the current time, Wendy L. Yarno, an independent director, serves as Chairperson of the Board.  Craig A. Tooman, our current President and Chief Executive Officer, also serves as a director. Our Board of Directors has concluded that our current leadership structure is appropriate at this time.  However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

CORPORATE GOVERNANCE

Risk assessment and oversight are an integral part of our governance and management processes.  Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations.  Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us.  Throughout the year, senior management reviews these risks with the Board of Directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.  Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight.  The full Board oversees management’s execution and continued implementation of business technology initiatives, as well as cybersecurity risks. Our Board of Directors is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures.  The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions.  Our Nominating and Corporate Governance Committee monitors the effectiveness of the Corporate Governance Guidelines.  Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

annual board evaluation

Our Corporate Governance Guidelines require the Nominating and Corporate Governance Committee to oversee an annual assessment by the Board of the Board’s performance. As provided in our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee is responsible for establishing the evaluation criteria and implementing the process for such evaluation. The annual evaluation includes an evaluation of the Audit, Compensation and Nominating and Corporate Governance Committees.

CORPORATE GOVERNANCE

Code of Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  We have posted a current copy of the code on our website, www.aratana.com.  In addition, we intend to post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the code.

Attendance by Members of the Board of Directors at Meetings

There were ten meetings of the Board of Directors during the fiscal year ended December 31, 2018. During the fiscal year ended December 31, 2018, each incumbent director attended at least 75% of the aggregate of all meetings of the Board of Directors and meetings of the committees on which the Director served during the period in which he or she served as a director.

Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend. All nine of our directors then serving attended the 2018 Annual Meeting of Stockholders in person or via teleconference.

Committees of the Board

Our Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board. All of the members of each of the Board’s three standing committees are independent as defined under the Nasdaq rules.  In addition, all members of the Audit Committee meet the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, or the Exchange Act, and all members of the Compensation Committee meet the heightened standard for independence specific to members of a compensation committee under the Nasdaq rules.

The members of each of the Board committees and committee Chairs are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Craig A. Barbarosh, Esq.		X
David L. Brinkley	X	X
Irvine “Irv” O. Hockaday, Jr., Esq.			X
Merilee Raines
Lowell W. Robinson	Chair
Robert P. Roche, Jr.		Chair
Craig A. Tooman
John Vander Vort, Esq.	X		Chair
Wendy L. Yarno			X

Audit Committee

Our Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	monitoring our internal control over financial reporting, disclosure controls and procedures and Code of Business Conduct and Ethics;
•	overseeing our internal audit function;
•	discussing our risk management policies;
•	meeting independently with our internal auditing staff, independent registered public accounting firm and management;
•	reviewing and approving or ratifying any related person transactions; and
•	preparing the Audit Committee Report required by SEC rules (which is included on page 15 of this proxy statement).

The members of the Audit Committee are Mr. Brinkley, Mr. Robinson and Mr. Vander Vort. Mr.  Robinson serves as the Chairperson of the committee. The members of our Audit Committee meet the requirements for financial literacy under the applicable rules of the SEC and Nasdaq.  Our Board of Directors has determined that Mr. Robinson is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.

The Audit Committee met seven times in 2018.

Compensation Committee

Our Compensation Committee reviews, approves and recommends to the Board of Directors policies relating to compensation and benefits of our officers and other employees.  At least annually, the Compensation Committee reviews and recommends corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluates the performance of the Chief Executive Officer in light of those goals and objectives and reviews and recommends to the Board of Directors the compensation of the Chief Executive Officer.  The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of senior executives and executive officers other than the Chief Executive Officer.

COMMITTEES OF THE BOARD

The Compensation Committee also grants and recommends to our Board of Directors for approval issuances of stock options and other awards under our equity plans.  In addition, the Compensation Committee periodically reviews and recommends to the Board compensation for service on the Board and any committees of the Board. The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter. The Compensation Committee may also delegate to an officer the authority to grant or amend equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

The Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities.  In 2018, the Compensation Committee engaged Radford, a compensation consulting firm, to assist in making decisions regarding the amount and types of compensation to provide our executives and non-employee directors. As part of this process, the Compensation Committee reviewed a compensation assessment provided by Radford comparing our compensation to that of a group of peer companies within our industry and met with Radford to discuss our executive and non-employee director compensation and to receive input and advice. Radford reported directly to the Compensation Committee. During the year ended December 31, 2018, the fees we paid to Radford for services other than the services provided to the Compensation Committee described above did not exceed $120,000. The Compensation Committee reviews and evaluates, at least annually, the performance of the Compensation Committee and its members, including compliance by the Compensation Committee with its charter.  In January 2019, the Compensation Committee elected to engage Frederic W. Cook & Co., Inc., a compensation consulting firm, to replace Radford with the role of assisting the Compensation Committee in making decisions regarding the amount and types of compensation to provide our executives and non-employee directors. The members of our Compensation Committee are Mr. Barbarosh, Mr. Brinkley and Mr. Roche. Mr. Roche serves as the Chairperson of the committee.

The Compensation Committee met seven times in 2018.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for making recommendations to our Board of Directors regarding candidates for directorships and the size and composition of our Board of Directors.  In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our Board of Directors concerning governance matters. The Nominating and Corporate Governance Committee also oversees an annual assessment by the Board of the Board’s performance. The members of our Nominating and Corporate Governance Committee are Mr. Hockaday, Mr. Vander Vort and Ms. Yarno. Mr. Vander Vort serves as the Chairperson of the committee.

The Nominating and Corporate Governance Committee met five times in 2018.

Executive and Director Compensation

This section discusses the material components of the executive compensation program for our named executive officers in the 2018 Summary Compensation Table below.  In 2018, our named executive officers and their positions were as follows:

•	Steven St. Peter, M.D., President and Chief Executive Officer
•	Craig A. Tooman, Chief Financial Officer and Treasurer
•	Brent Standridge, Chief Operating Officer

As discussed below, Mr. Tooman was appointed the Company’s President and Chief Executive Officer following Dr. St. Peter’s resignation on January 17, 2019.  Mr. Standridge retired from the Company on December 31, 2018.

2018 SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2018 and 2017:

Name and Principal Position	Year	Salary	Stock Awards[1]	Option Awards [1]	Non-Equity Incentive Plan Compensation[2]	All Other Compensation [3]	Total
Steven St. Peter, M.D.	2018	$528,390	$654,948	$649,006	$247,000	$11,000	$2,090,344
President and CEO	2017	$513,000	$1,121,998	$982,434	$213,000	$10,800	$2,841,232
Craig A. Tooman	2018	$360,000	$191,751	$189,953	$110,900	$11,000	$863,604
Chief Financial Officer	2017	$360,000	$245,412	$238,970	$95,100	$10,800	$950,282
Brent Standridge	2018	$315,000	$191,751	$189,953	$92,100	$11,000	$799,804
Chief Operating Officer	2017	$307,500	$109,072	$106,209	$81,300	$10,800	$614,881

________________

[1]

Amounts represent the aggregate grant date fair value of awards computed in accordance with ASC Topic 718. The assumptions used in the valuation of these awards are discussed in Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on March 13,  2019.

[2]	Represents awards earned under our annual Cash Bonus Plan.
[3]	Amounts shown for Dr. St. Peter, Mr. Tooman and Mr. Standridge represent employer contributions under our 401(k) plan.

NARRATIVE DISCLOSURE TO COMPENSATION TABLES

Employment Agreements

Steven St. Peter, M.D.

On January 17, 2019, in connection with his resignation as President and Chief Executive Officer of the Company, Dr. St. Peter and the Company entered into a Letter Agreement, which provided that Dr. St. Peter and the Company agreed that he will be entitled to post-termination severance payments and benefits under the terms of his employment agreement (as described below) as if his resignation was a resignation for good reason.  Prior to his resignation, under the terms of the employment agreement, as amended,  Dr. St. Peter was eligible to receive a cash bonus under our annual cash incentive bonus program, or the Cash Bonus Plan, targeted at 55% of Dr. St. Peter’s annual base salary.

Under the terms of Dr. St. Peter’s employment agreement, which was entered into in September 2012 and amended on June 26, 2013 in connection with our initial public offering,  upon termination of employment for good reason, then, subject to his execution of a general release of claims, Dr. St. Peter is entitled to receive 12 months of continued base salary, reimbursement of up to 12 months of insurance premiums for continuation coverage under our group health plans and accelerated vesting of all equity awards which would have vested during the 12 months following his termination had he remained employed with us.  In addition, the Company agreed to extend the exercise period of Dr. St. Peter’s vested options through the earlier of the first anniversary of entering into the Letter Agreement and the original expiration date set forth in the applicable award agreement and accelerate the vesting of 48,309 shares of Dr. St. Peter’s outstanding restricted stock, in each case, subject to his execution and non-revocation of a release of claims in the Company’s favor which he provided the Company in January 2019.

Dr. St. Peter’s employment agreement contained covenants pursuant to which Dr. St. Peter has agreed not to compete with the Company or solicit Company employees for one year following his termination of employment for any reason.

EXECUTIVE AND DIRECTOR COMPENSATION

Craig A. Tooman

In November 2013, we entered into an employment agreement with Mr. Tooman to serve as our Chief Financial Officer for an unspecified term.  Mr. Tooman’s employment agreement was amended and restated on January 18, 2019 in connection with his appointment as President and Chief Executive Officer of the Company.  Mr. Tooman’s employment agreement, as amended and restated, provides for a bonus under the Cash Bonus Plan targeted at 55% of Mr. Tooman’s annual base salary.

Under the terms of Mr. Tooman’s employment agreement, as amended and restated, upon resignation for good reason or a termination without cause, then, subject to his executing a general release of claims, Mr. Tooman will be entitled to receive: (i) 100% (or, in the event such termination occurs within 12 months following a change in control of the Company, 150%) of the sum of his annual base salary plus target bonus in effect for the year of termination, paid in equal installments over 12 months (or, in the event such termination occurs within 12 months following a change in control of the Company, 18 months) following the termination date, (ii) accelerated vesting of his equity awards which would have vested during the 12 months following his termination had he remained employed with the Company (or, in the event such termination occurs within 12 months following a change of control, accelerated vesting of all of his outstanding equity awards), and (iii) payment over a period of 12 months (or, in the event such termination occurs within 12 months following a change of control of the Company, 18 months) of  insurance premiums for continuation coverage under our group health plans if Mr. Tooman elects such coverage.  If Mr. Tooman’s employment is terminated due to his death or disability, he will be entitled to receive accelerated vesting of all equity awards which would have vested during the 12 months following his termination had he remained employed with us.

“Cause” for purposes of Mr. Tooman’s employment agreement means (i) the indictment of any felony or being charged with any lesser crime involving moral turpitude or dishonesty or involving or related to the Company, (ii) participation in a fraud against the Company, (iii) willful and material breach of duties, (iv) intentional and material damage to Company property or (v) material breach of his non-disclosure and assignment agreement with the Company, in each case, after a reasonable opportunity (or 30 days with respect to willful and material breach of duties) to cure the condition constituting cause has expired.  “Good reason” means (a) a material diminution in authority, duties or responsibilities, (b) a material diminution in base compensation, (c) any failure to elect Mr. Tooman as a member of the Board at the 2019 annual meeting of stockholders of the Company and thereafter any failure to nominate Mr. Tooman as a member of the Board at an annual meeting of stockholders at which is then-current term will expire, or (d) a material breach of the employment agreement which remains uncured for 30 days following receipt of notice.

Mr. Tooman’s employment agreement, as amended and restated, contains covenants pursuant to which Mr. Tooman has agreed not to compete with the Company for twelve months or solicit Company employees for one year following his termination of employment for any reason.  The agreement further provides that any payments received by Mr. Tooman under the employment agreement in connection with a change in control which are subject to excise taxes under Section 4999 of the Internal Revenue Code will be reduced to the extent the reduction results in a greater amount being paid to Mr. Tooman on an after-tax basis.

Brent Standridge

On December 31, 2018, Mr. Standridge retired from service as Chief Operating Officer with the Company.  Mr. Standridge agreed to remain with the Company as a consultant through June 30, 2019 during which he will perform a variety of duties for the Company, including assisting with the transition of his various responsibilities within the Company’s commercial organization.  Prior to his retirement, under the terms of his employment agreement entered into in June 2016, Mr. Standridge served as our Chief Operating Officer. The employment agreement provided for a cash bonus under the Cash Bonus Plan targeted at 35% of Mr. Standridge’s base salary.

Mr. Standridge’s employment agreement contains covenants pursuant to which Mr. Standridge has agreed not to compete with the Company for six months or solicit Company employees for one year following his termination of employment for any reason.

Base Salaries

We pay our named executive officers a base salary to compensate them for the satisfactory performance of services rendered to our Company.  The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.  Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent.

EXECUTIVE AND DIRECTOR COMPENSATION

In January 2018, the Compensation Committee reviewed executive officer compensation and determined that increases in the base salaries of certain of our named executive officers were appropriate.  As part of its review, the Compensation Committee considered an analysis of market compensation provided by Radford.  Effective January 1, 2018, our Board of Directors, after considering the recommendation of the Compensation Committee, approved an increase in Dr. St. Peter’s base salary from $513,000 to $528,390 to maintain his base salary at a market competitive level.  Also, effective January 1, 2018, our Compensation Committee approved an increase in the base salary of Mr. Standridge to $315,000 (from $307,500) in recognition of his efforts and to maintain his base salary at a  market competitive level.

2018 Cash Bonus Plan

All named executive officers are eligible to participate in our discretionary Cash Bonus Plan.  For each named executive officer, bonuses under the Cash Bonus Plan are generally determined by multiplying (a) base salary, by (b) target cash bonus percentage, by (c) the level of achievement of Company performance objectives and, for each named executive officer other than Dr. St. Peter, individual performance objectives.  For each named executive officer other than Dr. St. Peter, the achievement of 2018 corporate objectives was weighted 70% and the achievement of individual objectives was weighted 30%.  Dr. St. Peter’s 2018 bonus was weighted 100% on corporate objectives.

The Board of Directors reserves discretion to adjust bonuses for our named executive officers based on its own evaluations and recommendations of our Compensation Committee. The named executive officers’ employment agreements establish their target annual cash bonuses, expressed as a percentage of base salary, as described above in the section titled “—Employment Agreements.”

Corporate objectives for the 2018 Cash Bonus Plan were approved in January 2018 by our Board of Directors in consultation with management and based on recommendations by our Compensation Committee.  The 2018 goals (and their relative weighting) generally related to successful commercial launch of multiple products (50%), achievement of desired clinical and regulatory outcomes (17.5%), optimization of commercial manufacturing (15%), successful business and corporate development initiatives (10%), and extension of organizational capabilities (7.5%).  In January 2019, the Compensation Committee determined, in consultation with management, that the Company’s percentage achievement of corporate objectives for our named executive officers under the 2018 Cash Bonus Plan was 85% and, recommended bonuses for our named executive officers to the Board for approval.  The actual award granted to each named executive officer under the 2018 Cash Bonus Plan is set forth in our 2018 Summary Compensation Table above.

Equity Compensation

We offer stock options and restricted stock awards to our employees, including the named executive officers, as the long-term incentive component of our compensation program.  We typically grant equity awards to new hires upon their commencing employment with us and from time to time thereafter.  Our stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for U.S. federal income tax purposes.  Generally, the stock options we grant vest as to 25% of the total number of option shares on the first anniversary of the date of grant and in equal monthly installments over the ensuing 36 months, subject to the employee’s continued employment with us on the vesting date.

We also grant restricted stock awards to our employees consisting of shares of our common stock which are subject to forfeiture at the time the employee’s service with us terminates.  Generally, these forfeiture restrictions lapse over a number of years in accordance with time-based vesting schedules designed to encourage the recipient’s continued employment.

Stock options and restricted stock awards granted to our named executive officers may be subject to accelerated vesting in certain circumstances.  For additional discussion, please see “—Employment Agreements” above and “—Other Elements of Compensation—Change in Control Benefits” below.

The following table sets forth the number of options and restricted shares granted to our named executive officers in 2018:

Named Executive Officer	Number of Options (#)	Number of Restricted Shares (#)
Steven St. Peter, M.D.	205,000	135,600
Craig A. Tooman	60,000	39,700
Brent Standridge	60,000	39,700

These stock option awards vest according to our standard stock option vesting schedule described above.  The restricted stock awards for our named executive officers vest in equal quarterly installments over three years following the date of grant, subject to the named executive officer’s continued employment with us through each vesting date, provided that if the named executive officer’s employment with us terminates for a reason other than cause or due to the named executive officer’s resignation without good reason, a prorated portion of the shares otherwise scheduled to vest on the

EXECUTIVE AND DIRECTOR COMPENSATION

next scheduled vesting date will vest, with the proration based on the number of whole months elapsed since the vesting date immediately preceding the employment termination date.

Other Elements of Compensation

Retirement Plans

We maintain a 401(k) retirement savings plan that allows eligible employees to defer a portion of their compensation, within limits prescribed by the Internal Revenue Code, on a pre-tax basis through contributions to the plan.  Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees generally.  Currently, we match contributions made by participants in the 401(k) plan up to a specified percentage, and these matching contributions are fully vested as of the date on which the contribution is made.  We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan, and making fully vested matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Employee Benefits and Perquisites

Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees generally.  We do not generally provide our named executive officers with perquisites or other personal benefits, although we have on occasion reimbursed moving expenses for named executive officers who relocate in connection with performing services for us.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by our Company.

Change in Control Benefits

As described above in the section titled “—Employment Agreements,” our named executive officers may become entitled to enhanced severance benefits upon a qualifying termination of employment that occurs in connection with a change in control of our Company.

OUTSTANDING EQUITY AWARDS AT 2018 FISCAL YEAR-END

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2018.

	Option Awards							Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)[4]
Steven St. Peter, M.D.	6/26/2013	125,421		—		6.00	6/26/2023	—		—
	1/13/2014	225,000		—		18.42	1/12/2024	—		—
	1/29/2015	122,395		2,605	[1]	17.18	1/28/2025	—		—
	1/22/2016	43,333		43,334	[1]	3.14	1/21/2026	8,125	[3]	49,806
	1/13/2017	88,645		96,355	[1]	8.02	1/12/2027	58,292	[3]	357,330
	1/25/2018	—		205,000	[1]	4.83	1/25/2028	101,700	[3]	623,421
Craig A. Tooman	8/2/2012	15,042	[2]	—		0.40	8/2/2022	—		—
	4/17/2013	6,016	[2]	—		5.57	4/16/2023	—		—
	11/8/2013	90,450		—		21.14	11/7/2023	—		—
	1/13/2014	25,000		—		18.42	1/12/2024	—		—
	1/29/2015	31,822		678	[1]	17.18	1/28/2025	—		—
	1/22/2016	39,927		15,573	[1]	3.14	1/21/2026	2,938	[3]	18,010
	1/13/2017	21,562		23,438	[1]	8.02	1/12/2027	12,750	[3]	78,158
	1/25/2018	—		60,000	[1]	4.83	1/25/2028	29,775	[3]	182,521
Brent Standridge[5]	7/1/2016	50,347		—		6.46	6/30/2026	—		—
	1/13/2017	9,583		—		8.02	1/12/2027	—		—

________________

[1]	The option vests and becomes exercisable as to 25% of the total number of option shares on the first anniversary of the date of grant and in equal monthly installments over the ensuing 36 months.

EXECUTIVE AND DIRECTOR COMPENSATION

[2]	The option was granted to Mr. Tooman as compensation for his services as a director prior to becoming an employee in November 2013.
[3]	The restricted stock vests in equal quarterly installments over three years following the date of grant, as described in “—Equity Compensation” above.
[4]	Determined by multiplying the number of unvested shares by $6.13, the closing price of our common stock on December 31, 2018.
[5]	In connection with Mr. Standridge’s retirement on December 31, 2018, his unvested option and stock awards were forfeited and cancelled.

PROHIBITIONS ON HEDGING AND PLEDGING OF COMPANY STOCK

Our Insider Trading Policy prohibits hedging or monetization transactions, such as zero-cost collars and forward sale contracts, which allow officers, directors or employees to continue to own the Company’s securities, but without the full risks and rewards of ownership.  In addition, our Insider Trading Policy prohibits purchases of our securities on margin and pledging our securities as collateral to secure a loan. The prohibition on pledging does not apply to any broker-assisted cashless exercise of equity awards.

DIRECTOR COMPENSATION

Our director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.  Directors who are also employees of our Company do not receive compensation for their service on our Board of Directors.

Under our director compensation program, non-employee directors receive a cash retainer for service on the Board of Directors and for service on each standing committee of which the director is a member.  The Chairperson of the Board and of each committee receives a higher retainer for such service.  Cash retainers are payable quarterly in arrears and prorated for any partial year of service.  Additionally, non-employee directors are compensated for service on certain ad hoc committees of the Board on a per-meeting cash payment basis that typically range from $750 - $1,500 per meeting depending on the director’s service as a member or Chairperson of such committee. The fees paid to non-employee directors for service on the Board of Directors and for service on each standing committee of the Board of Directors on which the director is a member are as follows:

Name	Member Annual Fee	Chairman Additional Annual Fee
Board of Directors	$35,000	$25,000
Audit Committee	$7,500	$7,500
Compensation Committee	$5,000	$5,000
Nominating and Corporate Governance Committee	$3,500	$4,000

We also continue to reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending Board of Directors and committee meetings.

In addition, under our director compensation program, each non-employee director elected to our Board of Directors receives an option to purchase 30,000 shares of our common stock upon commencing service on the Board.  These options vest in equal annual installments over a four-year period measured from the date of grant, subject to full accelerated vesting upon a change in control of our Company.  Further, on the date of each annual meeting of stockholders, each non-employee director that has served on our Board of Directors for at least six months and will continue to serve immediately following such meeting receives an option to purchase 7,500 shares of our common stock and 4,500 shares of restricted stock.  These awards vest in full on the earlier of (a) the first anniversary of the date of grant and (b) the day immediately preceding the next annual meeting of stockholders following the date of grant, subject to accelerated vesting upon a change in control of our Company.  All options are granted with an exercise price equal to the fair market value of our common stock on the date of grant.

EXECUTIVE AND DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation of our non-employee directors earned during 2018:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)[1]	Option Awards ($)[1]	Total ($)
Craig A. Barbarosh, Esq.	39,835	—	104,490	144,325
Laura A. Brege[2]	50,000	19,620	20,054	89,674
David Brinkley	47,500	19,620	20,054	87,174
Irvine "Irv" O. Hockaday, Jr., Esq.	49,750	19,620	20,054	89,424
Merilee Raines	40,625	19,620	20,054	80,299
Lowell W. Robinson	26,388	—	104,490	130,878
Robert P. Roche, Jr.	45,000	19,620	20,054	84,674
John Vander Vort, Esq.	42,500	19,620	20,054	82,174
Wendy L. Yarno	73,069	19,620	20,054	112,743

________________

[1]

Amounts represent the aggregate grant date fair value of awards computed in accordance with ASC Topic 718. The assumptions used in the valuation of these awards are discussed in Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on March 13,  2019.  The table below shows the aggregate numbers of option awards (exercisable and unexercisable) and unvested stock awards held by each non-employee director as of December 31, 2018.

[2]	Resigned from the Board effective March 14, 2019.

EXECUTIVE AND DIRECTOR COMPENSATION

Name	Options Outstanding at Fiscal Year End (#)	Unvested Restricted Shares Outstanding at Fiscal Year End (#)
Craig A. Barbarosh, Esq.	30,000	—
Laura A. Brege[2]	45,737	4,500
David Brinkley	45,737	4,500
Irvine "Irv" O. Hockaday, Jr., Esq.	52,500	4,500
Merilee Raines	45,737	4,500
Lowell W. Robinson	30,000	—
Robert P. Roche, Jr.	52,500	4,500
John Vander Vort, Esq.	55,737	4,500
Wendy L. Yarno	55,737	4,500

_______________

2 Resigned from the Board effective March 14, 2019.

equity compensation plan information

The following table provides information on our equity compensation plans as of December 31, 2018.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options Warrants and Rights		Number of Securities Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders[1]	3,167,784	[2]	9.76	[3]	1,829,915
Equity compensation plans not approved by security holders	—		—		—
Total	3,167,784		9.76		1,829,915

________________

[1]	Consists of the 2010 Equity Incentive Plan (the “2010 Plan”) and the 2013 Incentive Award Plan (the “2013 Plan”).
[2]

Includes 53,383 outstanding options to purchase stock under the 2010 Plan and 3,114,401 outstanding options to purchase stock under the 2013 Plan. As of June 26, 2013, in connection with our initial public offering, no further grants are made under the 2010 Plan.

[3]

As of December 31, 2018, the weighted-average exercise price of outstanding options under the 2010 Plan was $4.12 and the weighted-average exercise price of outstanding options under the 2013 Plan was $9.86.

Security Ownership of Certain Beneficial Owners and Management

Common Stock

The following table sets forth certain information with respect to holdings of our Common Stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Common Stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and named executive officers as a group as of April 1, 2019, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC.  Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power.  Applicable percentage ownership is based on 48,969,728 shares of Common Stock outstanding as of April 1, 2019.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 1, 2019 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed below is 11400 Tomahawk Creek Parkway, Suite 340, Leawood, Kansas 66211.  We believe, based on information provided to us that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Number	Percentage
5% or Greater Stockholders
Broadfin Capital, LLC and affiliated entities[1]	7,258,135	14.8%
BlackRock, Inc.[2]	3,629,595	7.4%
Named Executive Officers and Directors
Craig A. Barbarosh, Esq.[3]	7,500	*
David L. Brinkley[4]	51,737	*
Irvine “Irv” O. Hockaday, Jr., Esq. [5]	123,485	*
Merilee Raines[6]	51,737	*
Lowell W. Robinson[7]	7,500	*
Robert P. Roche, Jr. [8]	58,500	*
Brent Standridge[9]	50,636	*
Steven St. Peter, M.D.[10]	1,390,957	2.8%
Craig A. Tooman[1][1]	568,675	*
John Vander Vort, Esq[12]	86,737	*
Wendy L. Yarno[13]	61,737	*
All named executive officers and current directors as a group (11 persons)	2,459,201	4.9%

________________

*   Less than one percent.

[1]

Based solely on a Schedule 13G/A filed with the SEC on January 22, 2019, Broadfin Capital, LLC Broadfin Healthcare Master Fund, Ltd. and Kevin Kotler (together, “Broadfin”) have shared voting and dispositive power over all shares of Common Stock. The address for Broadfin is Broadfin Capital, LLC, 300 Park Avenue, 25th Floor, New York, New York 10022.

[2]

Based solely on a Schedule 13G/A filed with the SEC on February 4, 2019, BlackRock, Inc. has sole voting power over 3,560,999 shares of Common Stock and sole dispositive power over 3,629,595 shares of Common Stock. The shares were acquired by the following subsidiaries of BlackRock, Inc.: BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Fund Advisors, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc. and BlackRock Investment Management, Inc. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

[3]	Consists of 7,500 shares of Common Stock issuable upon exercise of an option that is exercisable within 60 days of April 1, 2019.
[4]

Consists of (i) 9,000 shares of Common Stock held directly, (ii) 4,500 shares of restricted stock, all of which will be unvested within 60 days of April 1, 2019 and (iii) 38,237 shares of Common Stock issuable upon exercise of an option that is exercisable within 60 days of April 1, 2019.

[5]

Consists of (i) 73,985 shares of Common Stock held directly, (ii) 4,500 shares of restricted stock, all of which will be unvested within 60 days of April 1, 2019 and (iii) 45,000 shares of Common Stock issuable upon exercise of an option that is exercisable within 60 days of April 1, 2019.

[6]

Consists of (i) 9,000 shares of Common Stock held directly, (ii) 4,500 shares of restricted stock, all of which will be unvested within 60 days of April 1, 2019 and (iii) 38,237 shares of Common Stock issuable upon exercise of an option that is exercisable within 60 days of April 1, 2019.

[7]	Consists of 7,500 shares of Common Stock issuable upon exercise of an option that is exercisable within 60 days of April 1, 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

[8]

Consists of (i) 9,000 shares of Common Stock held directly, (ii) 4,500 shares of restricted stock, all of which will be unvested within 60 days of April 1, 2019 and (iii) 45,000 shares of Common Stock issuable upon exercise of an option that is exercisable within 60 days of April 1, 2019.

[9]

Consists of 50,636 shares of Common Stock held directly.  Mr. Standridge ceased service as an executive officer and employee effective December 31, 2018.  Data provided is based on information known as of January 1, 2019.

[10]

Consists of (i) 512,082 shares of Common Stock held directly, (ii) 86,997 shares of Common Stock held by Vie Venture LLC, a Delaware limited liability company of which Dr. St. Peter is the sole manager, (iii)  791,878 shares of Common Stock issuable upon exercise of an option that is exercisable within 60 days of April 1, 2019.  Dr. St. Peter ceased service as an executive officer and employee effective January 17, 2019.  Data provided is based on information known as of January 18, 2019.

[11]

Consists of (i) 129,989 shares of Common Stock held directly, (ii) 177,512 shares of restricted stock, 17,595 of which will be vested within 60 days of April 1, 2019 and (iii) 261,174 shares of Common Stock issuable upon exercise of an option that is exercisable within 60 days of April 1, 2019.

[12]

Consists of (i) 34,000 shares of Common Stock held directly, (ii) 4,500 shares of restricted stock, all of which will be unvested within 60 days of April 1, 2019 and (iii) 48,237 shares of Common Stock issuable upon exercise of an option that is exercisable within 60 days of April 1, 2019.

[13]

Consists of (i) 9,000 shares of Common Stock held directly, (ii) 4,500 shares of restricted stock, all of which will be unvested within 60 days of April 1, 2019  and (iii) 48,237 shares of Common Stock issuable upon exercise of an option that is exercisable within 60 days of April 1, 2019.

Certain Relationships

policies and procedures for Related Person Transactions

Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions.  This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person had, has or will have a direct or indirect material interest.  In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.  The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock.

employment agreements

We have entered into employment agreements with our named executive officers.  For more information regarding these agreements, see the section in this proxy statement entitled “Executive and Director Compensation—Narrative Disclosure to Compensation Tables—Employment Agreements.”

indemnification agreements

We have entered into indemnification agreements with each of our directors and executive officers.  These agreements, among other things, require us or will require us to indemnify each director (and in certain potential scenarios, their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the year ended December 31, 2018.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2018,  Craig A. Barbarosh, Esq., David L. Brinkley, and Robert P. Roche, Jr. served as members of our Compensation Committee. In addition, Wendy L. Yarno served on our Compensation Committee until May 2018 when Mr. Barbarosh was appointed to the Board.  No member of our Compensation Committee during 2018 is or was a  current or former officer or employee of the Company.  During 2018, none of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

Stockholders’ Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2020 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 11400 Tomahawk Creek Parkway, Suite 340, Leawood, Kansas 66211 in writing not later than February 7, 2020.

Stockholders intending to present a proposal at the 2020 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2020 Annual Meeting of Stockholders no earlier than the close of business on February 7, 2020 and no later than the close of business on March 8, 2020. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2020 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 6, 2020, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2019 Annual Meeting and not later than the close of business on the 90th day prior to the 2020 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Other Matters

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

Aratana’s Annual Report on Form 10-K

A copy of Aratana’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 10,  2019 without charge upon written request addressed to:

Aratana Therapeutics, Inc.

Attention: Secretary

11400 Tomahawk Creek Parkway, Suite 340

Leawood, Kansas 66211

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the year ended December 31, 2018 at www.aratana.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

John C. Ayres

Secretary

Leawood, Kansas

April 19,  2019

ARATANA THERAPEUTICS, INC.

11400 TOMAHAWK CREEK PARKWAY

SUITE 340

LEAWOOD, KS 66211

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.  Election of Directors Nominees 01 Craig A. Barbarosh, Esq 02 David L. Brinkley 03 Robert P. Roche, Jr. 04 Craig A. Tooman the Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2.  To approve, in an advisory vote, our named executive officers' compensation.

The Board of Directors recommends you NOTE: The appointed proxies will vote in their discretion on any other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.  vote 1 YEAR on the following proposal:1 year     2 years    3 years    Abstain 3.  To approve, in an advisory vote, the frequency, in future years, of an advisory vote on the compensation of our named executive officers. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 4.  To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2019. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or

Partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners)

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

ARATANA THERAPEUTICS, INC. Annual Meeting of Stockholders

June 6, 2019 8:00 AM CDT

This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Aratana Therapeutics, Inc. hereby appoint(s) Rhonda Hellums, Chief Financial Officer and Treasurer, and John C. Ayres, Vice President of Corporate Development and Administration, General Counsel and Secretary, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Aratana Therapeutics, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM CDT on June 6,

2019, at the corporate headquarters of Aratana Therapeutics, Inc., 11400 Tomahawk Creek Parkway, Leawood, KS 66211, and any adjournment, continuation or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof.

If no such direction is made, this proxy will be voted FOR the election of the nominees listed in Proposal 1, FOR Proposals 2 and 4 and 1 YEAR for Proposal 3. If any other matters come before the Annual Meeting or any continuation, postponement or adjournment thereof, the appointed proxies will vote in their discretion.

Continued and to be signed on reverse side